EFFECTIVE AUGUST 23RD, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2005

Calcasieu Real Estate & Oil Co., Inc.

(Exact name of registrant as specified in its charter)

Louisiana	0–9669	72–0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lakeside Plaza, Lake Charles, LA	70601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 337–494–4256

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL INSTRUCTIONS

A.	Rule as to Use of Form 8-K.

1. From 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

2. From 8-K may be used by a registrant to satisfy its fling obligations pursuant to Rule 425 under the Securities Act, regarding written communications related to business combination transactions, or Rules 14a-12 or Rule 14d-2(b) under the Exchange Act, relating to soliciting materials and pre-commencement communications pursuant to tender offers, respectively, provided that the Form 8-K filing satisfies all the substantive requirements of those rules (other than the Rule 425(c) requirement to include certain specified information in any prospectus filed pursuant to such rule). Such filing is also deemed to be filed pursuant to any rule for which the box is checked. A registrant is not required to check the box in connection with Rule 14a-12 or Rule 14d-2(b) if the communication is filed pursuant to Rule 425. Communications filed pursuant to Rule 425 are deemed filed under the other applicable sections. See Note 2 to Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2).

Section 8 – Other Events

Item 8.01	Other Events

CALCASIEU REAL ESTATE & OIL CO., INC.

COMMENTS ON MISTAKEN IDENTITY

Lake Charles, La. (March 11, 2005) – Calcasieu Real Estate & Oil Co., Inc. (“Calcasieu”) (AMEX; CKX) is concerned that some investors may be confusing it with a company known as Sports Entertainment Enterprises, Inc., which apparently has acquired or expects to acquire a majority interest in the assets of the estate of Elvis Presley. Sports Entertainment Enterprises, Inc. trades on Nasdaq under the symbol “CKXE” and has considered changing its corporate name to CKX, Inc. The confusion between that company and Calcasieu may result from CKX being Calcasieu’s trading symbol on the American Stock Exchange and also from Calcasieu’s filing with the SEC of a preliminary proxy statement in which Calcasieu proposes to change its corporate name to CKX Lands, Inc.

Investors need to be aware that there is absolutely no connection whatsoever between Calcasieu Real Estate and Oil Co., Inc. and Sports Entertainment Enterprises, Inc. or CKX Inc., as it may at some time be known.

Calcasieu Real Estate and Oil Co., Inc. owns no interest in any assets of the Elvis Presley estate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALCASIEU REAL ESTATE & OIL CO., INC.

Date: March 11, 2005	/s/ ARTHUR HOLLINS, III
Arthur Hollins, III
President